Exhibit 4.1

IMAX CORPORATION INCORPORATED UNDER THE CANADA BUSINESS CORPORATIONS ACTSEE REVERSE FOR CERTAIN DEFINITION S transferable on the books of the Corporation only upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.C0000000230 | M**SPECIMEN45245E10900000000 IMAX*CORPORATION zero ****SPECIMEN45245E10900000000 IMAX* CORPORATION zero **** SPECIMEN45245E10900000000 IMAX*CORPORATIONzero****SPECIMEN45245E10900000000 MAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CO RPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATI ONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero* ***SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzero****SPEC IMEN45245E10900000000IMAX*CORPORATIONzero****SPECIMEN45245E10900000000IMAX*CORPORATIONzeroSPECIMEN**045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIO Nzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero** **045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****04524 5E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900 000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPORATIONzero****045245E10900000000IMAX*CORPO* * * 0 * * *Dec 02, 201000000000NumberSharesFULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OFIS THE REGISTERED HOLDER OFTHIS CERTIFIES THAT Dated: The shares represented by this certificate are transferable at the offices of Computershare Investor Services Inc. in Toronto, ONIMAX CORPORATIONCOUNTERSIGNED AND REGISTEREDCOMPUTERSHARE TRUST COMPANY, N.A.(GOLDEN)TRANSFER AGENT AND REGISTRARCOUNTERSIGNED AND REGISTEREDCOMPUTERSHARE INVESTOR SERVICES INC.(TORONTO)TRANSFER AGENT AND REGISTRAROR By Authorized Officer By Authorized Officer Chief Executive Officer Secretary* * * * 0 * * * * * * * * ** * * * * 0 * * * * * * * ** * * * * * 0 * * * * * * ** * * * * * * 0 * * * * * ** * * * * * * * 0 * * * * * CUSIP 45245E109 ISIN CA45245E1097 IMAX CORPORATION

The following abbreviations shall be construed as through the words set forth below opposite each abbreviations were out in full where such abbreviation appears: TEN COM – as tenarts in common Name CUST (Name) – (Name) as Custodian for (Name) under the TEN ENT – as tenants by the entireties GIFT MIN ACT (State) (State) Uniform Gifts to MInore Act Additional abbreviations may also be used though not in the above list. For value received the undersigned hereby sells, assigns and transfers unto Insert name and address of transferee Shares represented by this certificate and does hereby irrevocably constitute and appoint the attorney of the undersigned to transfer the said shares on the books of the corporation with full power of substitution in the premises. DATED Signature of Shareholder Signature of Guarantor Signature Guarantee: The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”. In the USA, signature guarantees must be done by members of a “Medallion Signature Guarantee Program” only. Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program. SECURITY INSTRUCTIONS-INSTRUCTIONS DE SECURITE THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK, HOLD TO LIGHT TO VERIFY WATERMARK. PAPIER FILIGRANE, NE PAS ACCEPTER SANS VERFIER LA PRESENCE DU LILIGRANE. POUR CE FAIRE, PLACER A LA LUMIERE.